UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 29, 2019
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value (including Preferred Share Purchase Rights)	VRTS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On September 29, 2019, the Board of Directors (the “Board”) of Virtus Investment Partners, Inc. (the “Company”) elected Paul G. Greig and Peter L. Bain to serve, effective as of October 1, 2019, as Class III and Class II directors of the Company, respectively.

Mr. Greig has served since January 2018 as Chairman of the Board of Directors of Opus Bank, where he previously served as Interim Chief Executive Officer and President (November 2018 through May 2019). Prior thereto, he served as Chairman, President and Chief Executive Officer of FirstMerit Corporation from 2006 to 2016. Mr. Bain served as President, Chief Executive Officer and Director of OM Asset Management (now known as BrightSphere Investment Group) from 2011 to 2017. Previously, he was Senior Executive Vice President and Head of Affiliate Management and Corporate Strategy at Legg Mason.

Messrs. Greig and Bain will be compensated for their service on the Board in accordance with the Company’s compensation program for non-employee directors and will receive a pro rata portion of the Company’s annual cash retainer and equity compensation award as compensation for the remainder of the 2019 Board service year.

There are no arrangements or understandings between either Mr. Greig or Mr. Bain and any other person pursuant to which Messrs. Greig and Bain were selected as directors.

A press release announcing the election of Messrs. Greig and Bain is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1     Press release of Virtus Investment Partners, Inc. dated October 1, 2019.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: October 1, 2019	By:	/s/ Wendy J. Hills
		Name:	Wendy J. Hills
		Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary